Exhibit 10.9

EXAR CORPORATION

2000 EQUITY INCENTIVE PLAN

ADOPTED SEPTEMBER 7, 2000

AMENDED AND RESTATED EFFECTIVE DECEMBER 6, 2000

AMENDED AND RESTATED EFFECTIVE JANUARY 26, 2001

AMENDED AND RESTATED EFFECTIVE JUNE 21, 2001

AMENDED AND RESTATED EFFECTIVE MARCH 21, 2002

AMENDED AND RESTATED EFFECTIVE MARCH 20, 2003

AMENDED AND RESTATED EFFECTIVE SEPTEMBER 4, 2003

AMENDED AND RESTATED EFFECTIVE JUNE 13, 2005

STOCKHOLDER APPROVAL NOT REQUIRED

1.	Purposes.

The persons eligible to receive Stock Awards are the Employees and Consultants of the Company. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Nonstatutory Stock Options, (ii) stock bonuses and (iii) rights to purchase restricted stock, all as described below. The Plan is also intended to provide a means by which the Company may grant Stock Awards to persons not previously employed by the Company as an inducement essential to those persons entering employment contracts with the Company. Such inducement grants may be made to persons who ultimately are employed by the Company as Officers.

The Company, by means of the Plan, seeks to retain the services of persons who are or will become Employees of or Consultants to the Company or an Affiliate, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof.

2.	Definitions.

(a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means a committee or subcommittee appointed by the Board in accordance with subsection 3(c) of the Plan.

(e) “Company” means Exar Corporation, a Delaware corporation.

(f) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services.

(g) “Continuous Service” means that the service of an individual to the Company, whether as an Employee, Officer, Director or Consultant, is not interrupted or terminated. The Board or the Committee may determine, in that party’s sole discretion, whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board or the Committee, including sick leave, military leave, or any other personal leave. Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which a person renders service to the Company or an Affiliate, whether such service is as an Employee, Officer, Director or Consultant or a change in the entity for which the person renders such service, provided that there is no interruption in the person’s service relationship with the Company or an Affiliate.

(h) “Director” means a member of the Board.

(i) “Employee” means any person employed by the Company or any Affiliate of the Company. Mere service as a Director or payment of a Director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Exchange Program” means a program under which (a) an outstanding Option or Stock Award is cancelled in exchange for an award of the same or a different type (which may have a lower exercise or purchase price) and/or cash, and/or (b) the exercise price of an outstanding Option is reduced. The terms and conditions of any Exchange Program shall be determined by the Committee in its sole discretion.

(l) “Fair Market Value” means, as of any date, the lower of (1) the last quoted per share selling price for the Company’s Common Stock on the Nasdaq National Market on the relevant date; or (2) the arithmetic mean of the highest and lowest quoted selling prices on the Nasdaq National Market on the relevant date. If there were no sales on such date, then “Fair Market Value” means on the nearest trading day before the lower of (1) the last quoted per share selling price for the Company’s Common Stock on the Nasdaq National Market; or (2) the arithmetic mean of the highest and lowest quoted selling prices on the Nasdaq National Market.

Notwithstanding the preceding, for federal, state, and local income tax purposes, fair market value shall be determined by the Board (or its delegate) in accordance with uniform and nondiscriminatory standards adopted from time to time.

(m) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(n) “Nonstatutory Stock Option” means a stock option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o) “Officer” means a person who possesses the authority of an “officer” as that term is used in Rule 4460(i)(1)(A) of the Rules of the National Association of Securities Dealers, Inc. For purposes of the Plan, a person in the position of “Vice President” or higher shall be classified as an “Officer” unless the Board or Committee expressly finds that such person does not possess the authority of an “officer” as that term is used in Rule 4460(i)(1)(A) of the Rules of the National Association of Securities Dealers, Inc. and any individual within the meaning of Rule 16a-1(f) under the Exchange Act.

(p) “Option” means a Nonstatutory Stock Option granted pursuant to the Plan.

(q) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(r) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(s) “Plan” means this 2000 Equity Incentive Plan.

(t) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

(u) “Securities Act” means the Securities Act of 1933, as amended.

(v) “Stock Award” means any right granted under the Plan, including any Option, any stock bonus, and any right to purchase restricted stock.

(w) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.	Administration.

(a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

(2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(3) To amend the Plan or a Stock Award as provided in Section 12.

(4) To terminate or suspend the Plan as provided in Section 13.

(5) To implement, at any time and from time to time, one or more Exchange Programs.

(6) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c) The Board may delegate administration of the Plan to a committee of the Board composed of two (2) or more members (the “Committee”), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. In addition, notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a subcommittee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

4.	Shares Subject to the Plan.

(a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate five million seven hundred thousand (5,700,000) shares of the Company’s Common Stock. If any

Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

(b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	Eligibility.

(a) Stock Awards may be granted only to Employees or Consultants.

(b) The aggregate number of shares issued pursuant to Stock Awards granted to Officers shall not exceed forty percent (40%) of the number of shares reserved for issuance under the Plan, as determined at the time of each such issuance to an Officer, except that there shall be excluded from this calculation shares issued to Officers: (i) not previously employed by the Company pursuant to Stock Awards granted as an inducement essential to such individuals entering into employment relationships with the Company; or (ii) prior to such individual’s appointment as an Officer.

(c) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

6.	Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Price. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date of grant.

(c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement (however, in the event the Company is then incorporated in the state of Delaware, then payment of the common stock’s “par value” as defined in the Delaware General Corporation Law shall not be made by deferred payment), or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d) or (C) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of common stock of the Company acquired pursuant to an Option that is paid by delivery to the Company of other Company common stock acquired directly or indirectly from the Company, shall be paid only by shares of common stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d) Transferability. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person; provided, however, that an Option may be transferred to the extent provided in the Option Agreement. The person to whom the Option is granted may, but need not, designate, by delivering written notice of the same to the Company (in a form acceptable to the Company) during such person’s lifetime, a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option and receive any and all proceeds thereof. If no such designation is made during the Optionholder’s lifetime, the estate or the person to whom the Option is transferred by will or by the laws of descent and distribution shall, in the event of the death of the Optionholder, thereafter be entitled to exercise the Option and receive any and all proceeds thereof.

(e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or disability), the Optionholder may exercise the Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period as specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement; provided, however, if the Optionholder is terminated for cause, then the Option shall terminate on the date Optionholder’s Continuous Service ceases. If, at the date of termination, the Optionholder is not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionholder does not exercise the Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(g) Disability of Optionholder. In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s disability, the Optionholder may exercise the Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionholder is not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionholder does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(h) Death of Optionholder. In the event of the death of an Optionholder during, or within a period specified in the Option Agreement after the termination of, the Optionholder’s Continuous Service, the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionholder was not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7.	Terms of Stock Bonuses and Purchases of Restricted Stock.

Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

(a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(b) Transferability. No rights under a stock bonus or restricted stock purchase agreement shall be transferable by any participant under the Plan, either voluntarily or by operation of law, except where such assignment is required by law or expressly authorized by the terms of the applicable Stock Award Agreement.

(c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

(e) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionholder’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.	Covenants of the Company.

(a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards up to the number of shares of stock authorized under the Plan.

(b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award granted under the Plan or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.	Use of Proceeds From Stock.

Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10.	Miscellaneous.

(a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) No Employee, Director or Consultant or any person to whom a Stock Award is transferred under subsection 6(d) or 7(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee or Consultant or other holder of Stock Awards any right to continue to serve the Company or any Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or any Affiliate to terminate (i) the employment of any Employee with or without cause, or (ii) the service of a Consultant subject to the terms of such Consultant’s agreement with the Company or any Affiliate. In the event that a holder of Stock Awards is permitted or otherwise entitled to take a leave of absence, the Board or Committee shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment or relationship as consultant for purposes of the Plan and corresponding provisions of any outstanding Stock Awards, and (ii) suspend or otherwise delay the time or times at which the shares subject to the Stock Awards would otherwise vest. The status of any person as an eligible Employee or Consultant shall not be construed as a commitment that any Stock Award will be granted under the Plan to such eligible Employee or Consultant, or to eligible Employees or Consultants generally.

(d) Payments and other benefits received by an Optionholder under the Plan or under an Option granted pursuant to the Plan shall not be deemed a part of an Optionholder’s regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or a Group Company, unless expressly so provided by such other plan, contract or arrangement, or unless the Board expressly determines that an Option or portion of an Option should be included to reflect competitive compensation practices or to recognize that an Option has been granted in lieu of a portion of competitive cash compensation.

(e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d) or 7(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

(f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of Company common stock. Notwithstanding the foregoing, the Company shall not be authorized to withhold shares of Common Stock at rates in excess of the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

11.	Adjustments Upon Changes in Stock.

(a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall automatically be adjusted as appropriate in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

(b) In the event of (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, excluding in each case a capital reorganization in which the sole purpose is to change the state of incorporation of the Company, then all outstanding Stock Awards shall become vested and exercisable in full for a period of at least ten (10) days. Outstanding Stock Awards that have not been exercised prior to such event shall terminate on the date of such event unless assumed by a successor corporation.

12.	Amendment of the Plan and Stock Awards.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 of the Exchange Act or any Nasdaq securities exchange listing requirement(s).

(b) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

(c) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

13.	Termination or Suspension of the Plan.

(a) The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

14.	Effective Date of Plan.

The Plan shall become effective on the date on which it is adopted by the Board.

Notice of Grant of Stock Options and Option Agreement	Exar Corporation 48720 Kato Road Fremont, CA 94538

Option Number: Plan: ID:

Effective             , you have been granted a(n) [Incentive Stock/Non-Qualified Stock] Option to buy              shares of Exar Corporation (the Company) stock at $             per share.

The total option price of the shares granted is $            .

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

Exar Corporation	Date

Date

Date: Time:

EXAR CORPORATION

Irrevocable Notice of Option Exercise/Payment Authorization

NAME _________________________________________________________     PHONE ________________________

HOME ADDRESS __________________________________________________    ZIP CODE ____________________

Option Exercise Request

This constitutes irrevocable notice under my stock option that I elect to purchase the following number of shares for the price set forth below:

Option No.	Option Date	No. Shares	Option Price
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________
_______________	_______________	_______________	_______________

I hereby request __________________, (“the Broker”), to assist me in exercising the aforementioned option(s). I understand that it is my responsibility to notify the Broker of my specific selling instructions.

Payment Authorization

I hereby request the Broker to issue a check payable to Exar Corporation in the amount of $ from my account as payment for purchase of the above stock options. Please deliver payment to Exar via:

☐ WIRE TRANSFER	☐ JOURNAL (To account:)
for credit to EXAR Corporation	EXAR Corp.
Wells Fargo Bank	Stock Plan Account
Account No.

I hereby authorize taxes be witheld from all non-qualified options and designated ISO’s at the following rates and that the Broker issue a check to EXAR Corporation for the total dollar amount :

Federal:______________ %             State: _________________________%             FICA: _________________________%

I hereby irrevocably authorize EXAR to deliver stock from the aforementioned option exercise to the Broker and registered in the name of the Broker. I hereby acknowledge that the aforementioned disbursement from my brokerage account is in payment of the amount due to EXAR upon the exercise of option(s) for the stock granted to me by EXAR, plus applicable taxes. Further, I understand that the Broker may charge interest on funds advanced to EXAR.

The balance of the proceeds, less applicable commissions or fees, should be:

☐     paid directly to me by check                             ☐     deposited in my brokerage account

In consideration of the Broker and EXAR acting in accordance with my above authorizations, I hereby indemnify both parties and further grant a security interest in the stock to the Broker.

Signature of Optionee	Date

Social Security Number

Company Acknowledgement

Upon written confirmation of exercise, EXAR will promptly direct the Transfer Agent to immediately deliver/transfer to the Broker the number of shares being exercised as indicated by Optionee above. The options represented are fully vested and available for exercise and simultaneous sale. The above employee’s options are registered pursuant to an S-8 Registration Statement and Exar is current with all SEC filings.

(Signed)	Date:

Title:	/ x EXAR CORPORATION (Rev. 8/16/00)